SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                      -----


                                    FORM 8-K

                                 CURRENT REPORT


                        PURSUANT TO SECTION 13 OR 15 (d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (date of earliest event reported) March 20, 1997

                 The Money Store Commercial Mortgage Inc. (as Seller
                  under a Pooling and Servicing Agreement dated as of February 28, 1997 providing for the issuance of The Money Store Business
                  Loan Backed Certificates, Series 1997-1,
                  Class A, Class M and Class B)


                    The Money Store Commercial Mortgage Inc.
              Exact name of registrant as specified in its charter)

New Jersey                 333-20817                       22-2378261
State or other            (Commission File                (IRS Employer ID
jurisdiction of             Number)                            Number)
incorporation)


2840 Morris Avenue, Union, New Jersey                   07083
(Address of principal executive offices)             (Zip Code)


Registrant's Telephone Number,
 including area code:                               (908) 686-2000


                                       N/A
          (Former name or former address, if changed since last report)



 Item 5.          OTHER EVENTS

     This Current Report on Form 8-K is being filed to file a copy of the Computational Materials and ABS Term Sheets (as defined below) of Prudential Securities Incorporated (the "Underwriter") in connection with the issuance by The Money Store Inc., as representative of The Money Store Commercial Mortgage Inc. of $ 90,000,000 principal amount of The Money Store Business Loan Backed Certificates, Series 1997-1. The terms "Computational Materials" and "ABS Term Sheets" shall have the meanings given in the No-Action Letter of May 20, 1994 issued by the Securities and Exchange Commission to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation, as supplemented in the No- Action Letters of May 27, 1994 and February 17, 1995 issued by the SEC to the Public Securities Association.

Item 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
                  INFORMATION AND EXHIBITS.

         (c)  EXHIBITS

                  EXHIBIT NO.

                      99.1 Computational Materials and ABS Term Sheets of Prudential Securities Incorporated.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                            THE MONEY STORE COMMERCIAL MORTGAGE INC.


                             By: /S/ MORTON DEAR
                               Name: MORTON DEAR
                              Title: Executive Vice President

Dated: March 24, 1997

                                  EXHIBIT INDEX

EXHIBIT                                                            PAGE


99.1              Computational Materials and ABS Term
                  Sheets of Prudential Securities Incorporated

                                                   EXHIBIT 99.1